Trade and other receivables and other assets	12 Months Ended
Dec. 31, 2020
Trade and other receivables and other assets
Trade and other receivables and other assets

15 Trade and other receivables and other assets

in EUR k	Dec 31, 2019	Dec 31, 2020
Non‑current
Other assets—Rental deposits	1,948	1,867
Other assets—Others	—	100
	1,948	1,967
Current
Trade receivables	12,709	25,656
Contract assets	3,884	3,543
Receivables due from shareholders	2,766	—
Other assets	5,846	8,286
	25,205	37,485
Total non-current and current trade and other receivables and other assets	27,153	39,452

Other non-current assets

The non-current portion of other assets mainly include cash deposit of EUR 1,500k, used to secure a bank guarantee of EUR 3,000k, relating to the leases of Rostock headquarters building, cash deposits of EUR 128k, used to secure a bank guarantee of EUR 257k, relating to the leases of Berlin office and EUR 190k for the leases of certain plant and machineries. It also includes the non-current part of the consideration receivable for the sale of LPC of EUR 100k (see note 8.2).

Trade receivables

Trade receivables are non‑interest bearing and are generally due in 30 to 90 days. In general, portfolio‑based expected credit loss allowances are recognized on trade receivables and contract assets (see note 21.2).

Receivables due from shareholders

In 2016, the Group established a virtual share option program (“2016 VSOP”) under Centogene GmbH that entitled the management board to grant virtual share options to individuals, in regard to services they provide and their continuous commitment to the Group.  Upon completion of the IPO in November 2019,  all options granted under the 2016 VSOP were vested immediately in full, and the holders of vested options were entitled to receive a direct cash payment from the Company according to the calculation as stipulated in the 2016 VSOP, which is determined based on the IPO price of the shares of Centogene N.V. and the exercise prices of the vested options.

The payables by the Group to the holders of vested options were recorded as a liability with a carrying amount of EUR 2,769k by the end of December 31, 2019 (see note 19.2). As the payments to the option holders would be reimbursed by certain original shareholders to the Company, corresponding receivables against shareholders were recorded.  Such receivables were considered as additional capital from shareholders and recorded against equity (capital reserve). Upon the completion of the July 2020 Offering, the relevant payables to the holders of vested options were settled mainly by the proceeds received from such original shareholders from the sale of their shares.

Other current assets

Other current assets include VAT receivables of EUR 226k (2019: EUR 1,311k), prepaid expenses of EUR 4,431k (2019: EUR 3,481k), receivables related to exercised share-based payment grants of EUR 1,253k (2019: nil), receivables related to COVID-19 bank or credit card transactions of EUR 1,076k (2019:  nil), as well as receivables from grants of EUR 442k (2019: EUR 409k).